REINSURANCE COVER NOTE

                                                          Agreement No:  970063

                MEMORANDUM OF REINSURANCE EFFECTED ON BEHALF OF:

REINSURED:        HOME STATE INSURANCE GROUP
---------
                  HOME STATE INSURANCE COMPANY
                  Red Bank, New Jersey
                  QUAKER CITY INSURANCE COMPANY
                  Trevose, Pennsylvania
                  NEW YORK MERCHANT BAKERS INSURANCE COMPANY
                  Binghamton, New York
                  HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK
                  Binghamton, New York
                  PINNACLE INSURANCE COMPANY
                  Carrollton, Georgia
                  WESTBROOK INSURANCE COMPANY
                  Wallingford, Connecticut
                  (hereinafter referred to as the "Company")

TYPE:             PRIVATE PASSENGER AUTOMOBILE LIABILITY AND PHYSICAL DAMAGE
----              QUOTA SHARE REINSURANCE AGREEMENT

PERIOD:           Continuous from January 1, 1997 at 12:01 a.m., Eastern
------            Standard Time, subject to cancellation at any January 1
                  anniversary thereafter by either party giving ninety (90) days' prior written notice.

                  In the event of cancellation, at the Company's option:

                  1. Reinsurers shall remain liable for their share of all policies in force hereunder at the effective date of cancellation until the natural expiration or prior termination date of said policies.
                  2. The Company shall reassume the unexpired liability for all in-force business as of the date of cancellation and the Reinsurers shall return their share of the unearned premium less ceding commission.

CLASS:            All in-force, new and renewal business classified by the
-----             Company as Private Passenger Automobile Liability and Physical
                  Damage (Comprehensive and Collision), including No-Fault,
                  Uninsured and Underinsured Motorists and Medical Payments, in the states of Connecticut, Florida and Georgia.


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EXCLUSIONS:       This Agreement shall not apply to:
----------
                  1. Assumed reinsurance other than business assumed via intra-company reinsurance.
                  2. Loss or liability excluded by the provision of the "Nuclear Incident Exclusion Clauses - Liability and Physical Damage - Reinsurance - USA and Canada."
                  3.  Financial Guarantee and Insolvency.
                  4.  Insolvency Funds.
                  5. War Risks, as described in the North American War Risk Exclusion Clause.
                  6. All business derived directly or indirectly from any Pool, Association or Syndicate. As respects Physical Damage business, loss or liability excluded by the provisions of the "Pools, Associations, Syndicates Exclusion Clause." It is understood and agreed that this exclusion shall not apply to individual risks assigned to the Company under an Assigned Risk Plan or similar plan.
                  7.  Speed Contests.
                  8.  Ambulances.

TERRITORIAL
SCOPE:            As per the Company's original policies.
-----

QUOTA SHARE
PARTICIPATION:    A.  50% of the Company's net automobile liability losses, not
-------------         to exceed 50% of $100,000 each and every loss occurrence.

                  B. 50% of the Company's net automobile physical damage losses, not to exceed 50% of $85,000, any one vehicle.

PREMIUM:          50% of original net written premium. Premium ceded shall
-------           be net of the cost of the Private Passenger Second Automobile
                  Liability Excess of Loss net earned reinsurance premium.

CEDING
COMMISSION:       Provisional commission of 26.00% of ceded premiums, subject to
----------        adjustment on earned-to-incurred basis, as follows:

                  Minimum Ceding Commission of 23.00% at a Loss Ratio of 70.00% or higher; Increasing 1.00% for each 1.00% reduction in Loss Ratio; Provisional Ceding Commission of 26.00% at a Loss Ratio of 67.00%; Increasing 1.00% for each 1.00% reduction in Loss Ratio;

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CEDING
COMMISSION
(Continued):      Ceding Commission of 29.00% at a Loss Ratio of 64.00%;
-----------       Increasing 0.50% for each 1.00% reduction in Loss Ratio;
                  Maximum Ceding Commission of 32.00% at a 58.00% Loss Ratio.
                  Loss Corridor: The Company will retain net 5.0 loss ratio points attaching at a ceded loss ratio of 72.0% and ending at 77.0%.

                  Annual adjustments at the end of each Agreement period based on losses incurred during each accident year. No upward adjustment until twelve (12) months after the end of each year.

                  Deficit/Credit carry forward not to exceed three (3) years.

                  Calculation of this Commission adjustment shall apply collectively for all Companies reinsured under this Agreement, and not individually.

WARRANTY:         Reinsurers hereon to have the benefit of recoveries from the
--------          Company's Second Private Passenger Automobile Liability Excess
                  of Loss Reinsurance Agreement with limits of 100% of $1,100,000 each occurrence (unlimited reinstatements) excess
                  $100,000 each occurrence.

REPORTS AND
ACCOUNTS:         Within sixty (60) days after the close of each month, the
--------          Company shall render to the Reinsurers the following:

                  a.  Reinsurance premium written for the month;
                  b. Less net ceded earned second excess of loss private passenger automobile liability reinsurance premium for the month; c. Less commission allowed on the reinsurance premium for the month; d. Less Reinsurers' share of paid loss and paid loss adjustment expenses during the month;
                      e. Plus Reinsurers' share of all salvage recovered during the month; f. Net balance due.

                  The Company shall advise the unearned premium and outstanding losses by line of business and remit the Reinsurers' net balance within sixty (60) days after the end of each month.


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                                                         REINSURANCE COVER NOTE

                                                         Agreement No.: 970063

CLAUSES:         Net Liability.
-------          Parties to the Agreement.
                 Reinsurers Liability.
                 Losses and Loss Settlements.
                 Extra Contractual Obligations on a 100% basis within the Agreement limit. Loss in Excess of Policy Limits on a 100% basis within the Agreement limit.
                 Funding of Reserves.
                 Currency.
                 Taxes.
                 Access to Records.
                 Errors and Omissions, not to apply to Exclusions.
                 Original Conditions.
                 Insolvency.
                 Arbitration.
                 Federal Excise Tax.
                 Service of Suit - NMA 1998 - Mendes & Mount (where applicable).
                 Offset.
                 Severability.
                 Minet Re North America, Inc. Intermediary.

WORDING:         As per existing Reinsurance Agreement as far as applicable
-------          and as noted herein, which complies with the requirements
                 of the State of New York Insurance Department.

REINSURERS:
----------


                             NAIC
           FEIN No.          No.        Through Minet Re North America                                  Share
           --------          ----       ------------------------------                                  -----

           23-0580680        24457      Reliance Insurance Company
                                          through Reliance Reinsurance Corp.                             50%
                                          Philadelphia, Pennsylvania
           16-0366830        22314      Underwriters Reinsurance Company                                 50%
                                          Concord, New Hampshire                                         --

                                            TOTAL PLACEMENT:    100%
                                                                ====

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                                                          REINSURANCE COVER NOTE

                                                            Agrement No.: 970063

We will periodically provide a list of those companies with which Minet Re North America, Inc. is affiliated, which may be parties to this placement. This list is available on request.

FOR AND ON BEHALF OF:

MINET RE NORTH AMERICA, INC.


___________________________                          DATE:  _______________
Senior Vice President


AGREED TO:

HOME STATE INSURANCE GROUP

HOME STATE INSURANCE COMPANY
QUAKER CITY INSURANCE COMPANY
NEW YORK MERCHANT BAKERS INSURANCE COMPANY
HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK
PINNACLE INSURANCE COMPANY
WESTBROOK INSURANCE COMPANY




___________________________                          DATE:  _______________
Authorized Signature

Please examine this document carefully and advise us immediately if any of the details on the security used are not in accordance with your order or requirements.

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